UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 19, 2017

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code

(858) 769-9145

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 4.01	Change to Registrant’s Certifying Accountant.

(a) By letter dated (and received) July 19, 2017, the Audit Committee of the Board of Directors of Daré Bioscience, Inc., a Delaware corporation previously known as Cerulean Pharma Inc., or the Company, was notified by Deloitte & Touche LLP, or Deloitte, of its resignation as the Company’s independent registered public accounting firm. The Audit Committee accepted Deloitte’s resignation.

The audit reports of Deloitte on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent periods through July 19, 2017, the date of Deloitte’s resignation, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period through July 19, 2017.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Deloitte with a copy of the statements set forth above prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission. The Company requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether Deloitte agrees with the above statements. Deloitte has furnished the requested letter, and it is attached as Exhibit 16.1 to this Current Report.

(b) On July 19, 2017, the Audit Committee authorized the appointment of the audit firm of Daré Bioscience Operations, Inc., Mayer Hoffman McCann P.C., or Mayer Hoffman, as the Company’s new independent registered public accounting firm for its fiscal year ending December 31, 2017. On July 19, 2017, Mayer Hoffman was appointed as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through July 19, 2017, neither the Company, nor anyone on its behalf, consulted Mayer Hoffman regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and no written report or oral advice was provided to the Company that Mayer Hoffman concluded was an important factor considered by the Company in reaching its decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP, dated July 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: July 21, 2017	By:	/s/ Sabrina Martucci Johnson
		Name:	Sabrina Martucci Johnson
		Title:	President and Chief Executive Officer